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                                   EXHIBIT 10

FOURTH AMENDMENT TO CREDIT AGREEMENT

        This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of April 1, 1996 between BOSTON SCIENTIFIC CORPORATION (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at One Boston Scientific Place, Natick, Massachusetts 01760-1537 and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), a national bank with its head office at 100 Federal Street, Boston, Massachusetts 02110.

WITNESSETH:

        WHEREAS, the Borrower and the Lender have heretofore entered into the Second Amended and Restated Loan Agreement dated as of May 7, 1993, (as amended by a First Amendment to the Credit Agreement dated as of November 1, 1993, a Second Amendment to the Credit Agreement dated as of February 7, 1995 and a Third Amendment to the Credit Agreement dated August 18, 1995, the "Credit Agreement");

        WHEREAS, subject to the terms of the Credit Agreement, the Lender has made available to the Borrower a revolving credit facility (the "Line") in the principal amount of $60,000,000;

        WHEREAS, the Borrower has requested that the Lender temporarily increase the maximum availability under the Line to $110,000,000; and

        WHEREAS, the Lender is willing to agree to such temporary increase subject to the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

        Section 1. DEFINITIONS. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as therein, except as otherwise specifically provided herein.

        Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. From and after the date hereof, the Credit Agreement is hereby amended as follows:

        2.1. The definition "Maximum Amount" set forth in Section I of the Credit Agreement is hereby deleted in its entirety, and the following substituted therefor:

                "Maximum Amount", unless otherwise reduced by the Borrower pursuant to Section 2.7 hereof, shall mean (i) $110,000,000 for the period from April 1, 1996 to June 17, 1996, and (ii) $60,000,000 for all other times."
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        2.2. The second sentence of Section 2.1 of the Credit Agreement is hereby deleted in its entirety, and the following substituted therefor:

         "The Borrower agrees that if at any time the debit balance of the Loan Account plus the aggregate face amount of Letters of Credit outstanding at any time shall exceed the Maximum Amount, the Borrower shall immediately pay cash to the Lender to be credited to the Loan Account in such amount as may be necessary to eliminate the excess."

        Section 3.  GENERAL.

        3.1. The Borrower represents and warrants that no event has occurred and is continuing and no condition exists which constitutes or, with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Credit Agreement, as amended hereby, except to the extent previously waived by the Lender in writing.

        3.2. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment is expressly made supplemental to and a part of the Credit Agreement and, except to the extent specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement as amended hereby is confirmed as being in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day first written by their respective officers hereunto duly authorized.

                                        BOSTON SCIENTIFIC CORPORATION



                                        By: /S/ Lawrence C. Best
                                           ----------------------------------
                                        Name:  Lawrence C. Best
                                        Title: Chief Financial Officer


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /S/ Timothy G. Clifford
                                           ----------------------------------
                                        Name:  Timothy G. Clifford
                                        Title: Vice President